                                                                   Exhibit 23.1

                    CONSENT OF INDEPENDENT AUDITORS



The Boards of Directors
Cablevision Systems Corporation,
  A-R Cable Services, Inc., and
  CSC Parent Corporation



     We consent to the incorporation by reference in the registration statement on Form S-4 of CSC Parent Corporation that covers the Proxy Statement/Prospectus of Cablevision Systems Corporation of our reports dated April 1, 1997, relating to the (i) consolidated balance sheets of Cablevision Systems Corporation and subsidiaries as of December 31, 1996 and 1995, and the related consolidated statements of operations, stockholders' deficiency and cash flows for each of the years in the three-year period ended December 31, 1996, and the related schedule, and (ii) consolidated balance sheets of A-R Cable Services, Inc. and subsidiaries as of December 31, 1996 and 1995, and the related consolidated statements of operations, stockholder's deficiency and cash flows for each of the years in the three-year period ended December 31, 1996, which reports appear in the December 31, 1996 annual report on Form 10-K of Cablevision Systems Corporation and our report dated December 22, 1997, relating to the consolidated balance sheet of CSC Parent Corporation and subsidiary as of November 21, 1997, and to the references to our firm under the headings "Selected Financial Data" and "Experts" in the prospectus.



                                      /s/ KPMG Peat Marwick LLP


Jericho, New York
January 20, 1998

                                                                  EXHIBIT 23.1



                       CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
TCI Communications, Inc.:


We consent to the inclusion in the registration statement on Form S-4 of CSC Parent Corporation of our report, dated July 29, 1997, relating to the combined balance sheets of TCI New Jersey and New York Systems (as defined in Note 1 to the combined financial statements) as of December 31, 1996 and 1995, and the related combined statements of operations and parent's investment and cash flows for each of the years in the three-year period ended December 31, 1996, and to the reference to our firm under the heading "Experts" in the registration statement.





                                         /s/ KPMG Peat Marwick LLP



Denver, Colorado
January 20, 1998

                                                                  EXHIBIT 23.1



                      CONSENT OF INDEPENDENT AUDITORS


The Partners
TKR Cable Company:


We consent to the inclusion in the registration statement on Form S-4 of CSC Parent Corporation of our report, dated July 21, 1997, relating to the combined balance sheets of TKR New Jersey/New York Systems (a combination of certain assets as defined in note 1 to the combined financial statements) as of December 31, 1996 and 1995, and the related combined statements of earnings, changes in combined deficit, and cash flows for each of the years in the three-year period ended December 31, 1996, and to the reference to our firm under the heading "Experts" in the registration statement.





                                         /s/ KPMG Peat Marwick LLP



Denver, Colorado
January 20, 1998